                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                            First Citizens Banc Corp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                            FIRST CITIZENS BANC CORP
                                 SANDUSKY, OHIO

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 20, 2004

TO THE SHAREHOLDERS:

         Notice is hereby given that the annual meeting of the shareholders of First Citizens Banc Corp ("the Corporation") will be held at the Radisson Harbour Inn, 2001 Cleveland Road, Sandusky, Ohio, on Tuesday, April 20, 2004, at 2:00 p.m., E.D.T., for the purpose of considering and voting upon the following:

         1. To elect four (4) Class I directors to serve for terms of three (3) years or until their successors are elected and qualified.

         2. To consider and act upon any other matter which may properly be brought before the meeting or any adjournment thereof.

         Only those shareholders of record at the close of business on March 1, 2004 will be entitled to notice of and to vote at the meeting.

         Included with this notice are a Proxy Statement and proxy. It will be appreciated if you will complete your proxy promptly as described in the proxy statement.

                                              By Order of the Board of Directors

                                                    Donna J. Dalferro, Secretary
                                                        First Citizens Banc Corp

March 19, 2004

                            FIRST CITIZENS BANC CORP
                      100 EAST WATER STREET, P. O. BOX 5016
                              SANDUSKY, OHIO 44870

                                 PROXY STATEMENT

          FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 20, 2004

         The enclosed proxy is being solicited by the Board of Directors of First Citizens Banc Corp (the "Corporation") for use at the annual meeting of shareholders of the Corporation to be held April 20, 2004, at 2:00 p.m., E.D.T. (and at any adjournments thereof), at the Radisson Harbour Inn, 2001 Cleveland Road, Sandusky, Ohio. This Proxy Statement and the enclosed proxy are being sent to shareholders of the Corporation on or about March 19, 2004.

         Shareholders may insure their representation by completing, signing, dating and promptly returning the enclosed form of proxy in the return envelope, which requires no postage if mailed in the United States. Alternately, shareholders holding shares registered directly with the Corporation's transfer agent, Illinois Stock Transfer Company, may appoint proxies to vote electronically via the Internet or by using the toll-free telephone number given on the form of the proxy. The deadline for transmitting voting instructions electronically via the Internet or telephonically is 1:00 a.m. local time in Sandusky, Ohio, on April 16, 2004. The Internet and telephone voting procedures are designed to authenticate shareholders' identities, to allow shareholders to give their voting instructions and to confirm that shareholders' instructions have been properly recorded. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that will be borne by those shareholders.

         The proxy may be revoked by a shareholder at any time before it is exercised by sending a written notice of revocation to the Secretary, First Citizens Banc Corp, 100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870, by submitting a subsequently dated proxy or by revoking such proxy in open meeting. A shareholder may also change such shareholder's vote by executing and returning to the Company a later-dated proxy, by a later-dated vote through the Internet site, by using the toll-free telephone number stated on the form of proxy, or by voting at the open meeting. In addition to the use of the mails, solicitation of proxies may be made by personal interviews and telephone by Directors and officers of the Corporation, who will not be additionally compensated for such services. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward solicitation material to the beneficial owners of the stock held of record by such persons and will be reimbursed by the Corporation, upon request, for their out-of-pocket costs and clerical expenses incurred in connection with such solicitation. All other expenses for solicitation of proxies will be borne by the Corporation.

         The only class of stock of the Corporation presently outstanding is no par common shares. The total number of outstanding common shares at the close of business on March 1, 2004, the record date for determination of the shareholders entitled to vote at the meeting, was 5,006,652. A majority of the outstanding common shares represented in person or by proxy, shall constitute a quorum at the Annual Meeting.

         Under the General Corporation Law of the State of Ohio, each shareholder will have cumulative voting rights in the election of directors if any shareholder gives written notice to the President, Secretary or any Vice President of the Corporation (not less than forty-eight hours before the meeting if at least ten days notice of the meeting has been given) that the shareholder desires to cumulate votes in the election of directors. Cumulative voting allows the shareholder to multiply the number of shares that he or she may be entitled to vote by the total number of directors to be elected and to cast the entire number of such votes for one candidate or to distribute them among any two or more candidates. If a shareholder properly requests cumulative voting, the persons named in the accompanying proxy intend to vote the proxies they receive cumulatively allocating the votes among the nominees for director as they deem best. For all other purposes each share is entitled to one vote.

         At the meeting, the shareholders will consider and vote upon the following: (i) the election of four (4) directors of the Corporation; and (ii) any other business that may be properly brought before the meeting or any adjournment thereof.

         The four (4) nominees receiving the highest number of votes cast, including votes cast cumulatively, shall be elected Class I directors. An abstention will be deemed to be present for the purpose of determining a quorum for the meeting, but will not be counted as voting for or against the issue to which it relates.

         The results of votes taken at the Annual Meeting will be disclosed in the Corporation's Second Quarterly Report for 2004 on Form 10-Q, as filed with the Securities and Exchange Commission. The disclosure will include, for each proposal, the number of votes for, the number of votes against and the number of abstentions. In addition, the disclosure will set forth the number of votes received by each candidate running for a directorship.

         The Corporation's business is carried on primarily by its wholly-owned subsidiaries: The Citizens Banking Company, The Farmers State Bank, SCC Resources, Inc., R. A. Reynolds Appraisal Service, Inc., Mr. Money Finance Company, Inc., First Citizens Title Agency, Inc., First Citizens Insurance Agency, Inc., and Water Street Properties, Inc. (collectively the
"Subsidiaries").

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS
                  INFORMATION CONCERNING DIRECTORS AND NOMINEES

         The Code of Regulations of the Corporation provides that the number of Directors shall be not less than five (5) nor more than twenty-five (25), as from time to time shall be determined by Resolution of the Board of Directors of the Corporation. The Code of Regulations of the Corporation also provides that the Board of Directors shall be divided into three (3) classes, with the term of office (subsequent to the first term of office of each class) of one class expiring each year. During 2002, the Executive Committee and the Nominating Committee recommended to the Board of Directors that the size of the Board be reduced to 11 members over time by attrition. The Board adopted the recommendation of these committees. Accordingly, the Board intends to reduce the number to 11 members by not filling vacancies created by any directors who resign or elect not to renew their term.

         The Board of Directors currently consists of 13 members. During 2003, Dean S. Lucal resigned as Director. In addition, Allen R. Nickles was appointed as Director in order to provide the Board with a financial expert. H. Lowell Hoffman, a Class I Director with a term expiring on the date of the annual meeting in 2004, informed the Board that he would not run for reelection. The Board has not named a nominee to fill Dr. Hoffman's position because of the Board's goal to reduce the number of Directors to 11. The terms of the remaining four (4) Class I directors expire on the date of the annual meeting in 2004.

         The nominees named below are proposed to be elected to hold office for a term of three (3) years or until the election and qualification of their successors. The proxies solicited hereby, unless directed to the contrary therein, will vote for the nominees named below and cannot be voted for a greater number of persons than the number of nominees named below. All of the nominees have expressed their willingness to serve. The Board of Directors has no reason to believe that any nominee will be unavailable or unable to serve as a Director, but if for any reason any of these nominees should not be available or able to serve, the accompanying proxy will be voted by the persons acting under the proxy according to the best judgment of the persons named in the proxy. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES LISTED BELOW.

         The following table lists the Directors of the Corporation, and named executive officers from the Summary Compensation table on page 12, their principal occupations and present positions with the Corporation or any of the Subsidiaries, the year they first became Directors of the Corporation, and their age and the number of the Corporation's common shares beneficially owned by them, as of March 1, 2004:

NAME AND PRINCIPAL OCCUPATION
 OR EMPLOYMENT FOR THE PAST                                                      BENEFICIAL          APPROXIMATE
    FIVE YEARS; PRESENT                                                         OWNERSHIP OF        PERCENTAGE OF      TERM OF
MEMBERSHIP ON COMMITTEES AND                    DIRECTOR                           COMMON            OUTSTANDING       OFFICE
  BOARDS OF SUBSIDIARIES.                        SINCE            AGE              SHARES           COMMON SHARES      EXPIRES
----------------------------------              --------          ---           ------------        -------------      -------
NOMINEES FOR THREE (3) YEAR TERM:
John L. Bacon
  Chairman Emeritus
  Mack Iron Works Company
  (11) (12) (15) (17)                              1973           78             1,784                  .04               2004
Allen R. Nickles
  Partner, Payne,
  Hammersmith, Nickles & Co.
  (12) (18)                                        2003           54               400                 .008               2004
Leslie D. Stoneham
  President, Stoneham
  Farms, Inc.
  (8) (10)                                         2002           60             1,390                  .03               2004

NAME AND PRINCIPAL OCCUPATION
 OR EMPLOYMENT FOR THE PAST                                                      BENEFICIAL          APPROXIMATE
    FIVE YEARS; PRESENT                                                         OWNERSHIP OF        PERCENTAGE OF      TERM OF
MEMBERSHIP ON COMMITTEES AND                    DIRECTOR                           COMMON            OUTSTANDING       OFFICE
  BOARDS OF SUBSIDIARIES.                        SINCE            AGE              SHARES           COMMON SHARES      EXPIRES
----------------------------------              --------          ---           ------------        -------------      -------
NOMINEES FOR THREE (3) YEAR TERM:
David A. Voight
  President, First Citizens
  Banc Corp
  Chairman/CEO, The Citizens
  Banking Company
  (8) (16) (17) (18) (19)
  (20) (21) (22) (23)                              1989           62             7,130                  .14                2004

       NAME AND PRINCIPAL
 OCCUPATION OR EMPLOYMENT FOR                                                    BENEFICIAL          APPROXIMATE
 THE PAST FIVE YEARS; PRESENT                                                   OWNERSHIP OF        PERCENTAGE OF      TERM OF
MEMBERSHIP ON COMMITTEES AND                    DIRECTOR                           COMMON            OUTSTANDING       OFFICE
  BOARDS OF SUBSIDIARIES.                        SINCE            AGE              SHARES           COMMON SHARES      EXPIRES
----------------------------------              --------          ---           ------------        -------------      -------
DIRECTORS CONTINUING IN OFFICE AND NAMED EXECUTIVE OFFICERS
Robert L. Bordner
 President, Herald Printing
 Company
 (4) (9) (13) (16) (18)                            1998           67             19,312                  .39              2005
Mary Lee G. Close
  Retired (2) (17)                                 1983           88             98,562                 1.97              2005
Blythe A. Friedley
  Owner,
  Friedley Insurance Company
  Director,
  Union Banking Company
  (3) (8) (10) (14) (18) (22)                      1998           54            113,513                 2.27              2006
Richard B. Fuller
  Retired, President,
  Universal Clay Products Co.
  (5) (10) (13) (15) (16) (17) (21)                1960           82             12,600                  .25              2005
W. Patrick Murray
   Murray & Murray
   Attorneys at Law
   (1) (10) (12) (14) (17)                         1983           63            134,000                 2.68              2006
 George L. Mylander
    Retired, Educator and
    City
    Official, Vice-Chairman,
    Firelands Regional
    Medical Center
   (10) (14) (16) (17)                             1965           71            379,183                 7.57              2005

       NAME AND PRINCIPAL
 OCCUPATION OR EMPLOYMENT FOR                                                    BENEFICIAL          APPROXIMATE
 THE PAST FIVE YEARS; PRESENT                                                   OWNERSHIP OF        PERCENTAGE OF      TERM OF
MEMBERSHIP ON COMMITTEES AND                    DIRECTOR                           COMMON            OUTSTANDING       OFFICE
  BOARDS OF SUBSIDIARIES.                        SINCE            AGE              SHARES           COMMON SHARES      EXPIRES
----------------------------------              --------          ---           ------------        -------------      -------
DIRECTORS CONTINUING IN OFFICE AND NAMED EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------------
Robert L. Ransom
  Funeral Director,
  Ransom Funeral Home
  (8) (11)                                         2001           57                 80                 .002              2006
Daniel J. White
  President, Geotrac
  (9) (16)                                         2002           54                520                  .01              2006
James O. Miller
  Executive Vice President,
  First Citizens Banc Corp
  (6) (8) (17) (23)                                               51              2,480                  .05
James E. McGookey
  Senior Vice President,
  First Citizens Banc Corp
  (7) (19) (20) (22) (23)                                         53                320                 .006
Directors and Executive
Officers as a Group                                                             771,274               15.416

(1) 30,300 shares owned directly by W. Patrick Murray self-directed IRA; 3,434 shares owned jointly by W. Patrick Murray with spouse, Louise Murray; 100,266 shares owned directly by W. Patrick Murray.

(2) 61,240 shares owned by the Mary Lee G. Close Revocable Trust; 35,000 shares owned by the Mary Lee G. Close 2000 Descendants' Trust; and 2,322 shares owned by son, David A. Close.

(3) 64,613 shares owned directly by Blythe A. Friedley; 48,900 shares in the Arlene Friedley CRUT Trust.

(4) 14,585 shares owned directly by Robert L. Bordner; 4,727 shares owned by spouse, Carolyn W. Bordner.

(5) 300 shares owned jointly with spouse; 8,000 shares owned directly by Richard B. Fuller Trust; and 4,300 shares owned by the Nancy Fuller Trust.

(6) 2,000 shares owned by Martha Miller, spouse of James O. Miller, and 480 shares by the children of James O. Miller

(7) 160 shares owned directly by James E. McGookey self-directed IRA; 160 shares owned directly by Renee C. McGookey, spouse of James E. McGookey, self-directed IRA.

(8)  Member of Asset-Liability Committee.

(9)  Alternate member of Asset-Liability Committee.

(10) Member of Nominating Committee.

(11) Alternate Member of Nominating Committee.

(12) Member of Risk Management (Audit) Committee.

(13) Alternate Member of Risk Management (Audit) Committee.

(14) Member of Compensation, Benefits and Liability Committee.

(15) Alternate Member of Compensation, Benefits and Liability Committee.

(16) Member of Executive Committee

(17) Member of Board of Directors of The Citizens Banking Company.

(18) Member of Board of Directors of The Farmers State Bank.

(19) Member of Board of Directors of SCC Resources, Inc.

(20) Member of Board of Directors of R.A. Reynolds Appraisal Service, Inc.

(21) Member of Board of Directors of Mr. Money Finance Company, Inc.

(22) Member of Board of Directors of First Citizens Insurance Agency, Inc. and First Citizens Title Insurance Agency, Inc.

(23) Member of Board of Directors of Water Street Properties, Inc.

                              BOARDS AND COMMITTEES

         It is the policy of the Corporation that its Directors also serve as directors of certain of its Subsidiaries. The Board of the Corporation met 6 times in 2003. During 2003, each Director attended at least 75% of the total number of meetings of the Board and the committees on which he or she served. All Directors attended the 2003 Annual Meeting.

         The Board of the Corporation has the following standing committees:
Executive Committee, Asset-Liability Committee, Nominating Committee, Risk Management (Audit) Committee, and Compensation, Benefits and Liability Committee. The members of each of these committees are indicated by footnote in the table of directors on pages 4-6. All members of the Risk Management (Audit) Committee are "independent" under the listing standards of the

NASD. All members of the Nominating Committee are also "independent" under the listing standards of the NASD. The Executive Committee met 4 times in 2003; the Asset-Liability Committee met 4 times in 2003; the Nominating Committee met 3 times in 2003; the Risk Management (Audit) Committee met 4 times in 2003; and the Compensation, Benefits, and Liability Committee met 4 times in 2003.

         The Executive Committee is authorized to exercise the powers of the Board of Directors to the extent permitted by law on matters which require Board action between meetings of the Board of Directors. The Executive Committee periodically reviews the Corporation's operations, considers issues facing the Corporation and makes recommendations to the Board of Directors. The Asset-Liability Committee establishes and monitors the volume and mix of the subsidiary banks' assets and funding sources in an effort to assist in managing and maintaining the subsidiary banks' profits. The Compensation, Benefits and Liability Committee recommends annual budgetary levels for employee compensation and benefits; reviews and establishes the policies for all benefit programs for the Corporation and its Subsidiaries; reviews and recommends the affirmative action program for the Corporation and its Subsidiaries; and reviews and makes recommendations for insurance programs of the Corporation and its Subsidiaries.

         The Corporation has a standing Nominating Committee. The Nominating Committee recommends to the Corporation's Board of Directors the names of those persons to be proposed for election as Directors of the Corporation at its Annual Meeting and is responsible for reviewing and establishing corporate governance policies and programs. The Nominating Committee does not have a charter. It has not adopted a formal policy with regard to consideration of any director candidates recommended by security holders which is deemed appropriate because the Nominating Committee considers all recommendations for candidates from any source. Any shareholder recommendations, including recommendations as to director candidates, to be considered by the Nominating Committee should be sent in writing to it in care of the Corporation's Secretary at 100 East Water Street, Sandusky, Ohio 44870. The Nominating Committee has adopted criteria for evaluating director candidates and existing directors, but it has not established specific, minimum qualifications that must be met by any nominee or any specific qualities or skills that are necessary for a director to possess. The Nominating Committee identifies nominees by considering and retaining the recommendations from all sources and evaluates them by applying the criteria that it has adopted.

         The Risk Management (Audit) Committee receives and reviews on a regular basis the internal audits of the Corporation and its Subsidiaries and reviews the drafts of the Corporation's financial statements received by its independent auditors. The Board of Directors has adopted a written charter for the Risk Management (Audit) Committee and amended the charter in 2003. A copy of this charter is attached as Appendix A. The Board of Directors has determined that the Corporation has at least one audit committee financial expert. The financial expert is Allen R. Nickles, who is "independent" under the listing standards of the NASD.

                            COMPENSATION OF DIRECTORS

         During 2003, the Directors of the Corporation and each of its Subsidiaries received a Director's fee at the rate of $500.00 per Board of Directors meeting attended, except that the fee was lowered to $100.00 for those Directors who are also Directors of The Citizens Banking Company when such meeting immediately followed or preceded a meeting of the Board of Directors of The Citizens Banking Company. During 2003, the Directors of the Corporation received $250.00 per committee meeting attended. Directors who are also officers of the Corporation and/or the Subsidiaries do not receive any compensation as directors or for attendance at any committee meetings.

         The Corporation and each of its Subsidiaries have adopted a non-qualified Deferred Compensation Plan for each non-employee director. Pursuant to each such plan, a director may defer any or all of the director fees or committee fees earned by such director during a particular calendar year. During 2003, two directors, Dean S. Lucal and Allen R. Nickles, elected to defer a portion of their director fees and committee fees earned as directors of First Citizens Banc Corp.

              TRANSACTIONS WITH DIRECTORS, OFFICERS AND ASSOCIATES

         The Subsidiaries of the Corporation that are banks have had and expect to have banking transactions in the ordinary course of business with directors, officers and principal shareholders of the Corporation, and associates of such persons, on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons and that do not involve more than normal risk of collectibility or present other unfavorable features. The Corporation and the banking Subsidiaries also have had and expect to have transactions in the ordinary course of business with their directors, officers, principal shareholders, and their associates, on the same terms as those prevailing at the same time for comparable transactions with others. All such loans presently outstanding to directors and executive officers, including their immediate families and companies in which they are executive officers, are performing loans.

         The Corporation, together with its subsidiaries, has retained the law firm of Buckingham, Lucal, McGookey & Zeiher Co., L.P.A. as legal counsel for the past several years. During 2003, the Corporation, together with its Subsidiaries, paid Buckingham, Lucal, McGookey & Zeiher Co., L.P.A. the sum of $107,658.25. It is anticipated that this relationship will continue during the coming year. Dean S. Lucal, who retired as of September 30, 2003 as a Director of the Corporation and certain of its Subsidiaries, has been associated with Buckingham, Lucal, McGookey & Zeiher Co., L.P.A. In addition, James E. McGookey, Senior Vice-President and General Counsel of the Corporation, was formerly associated with that law firm, and his brother remains a shareholder in that law firm.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under the federal securities laws, the Corporation's Directors, executive officers and any persons holding more than ten percent (10%) of the Corporation's stock are required to report their initial ownership of the Corporation's common stock and any subsequent changes in their ownership to the Securities and Exchange Commission. During 2003, David A. Voight ended his participation in the Corporation's dividend reinvestment program, and fractional shares in the program were sold on his behalf. As a result, he had a late filing of a Form 4 for the sale. In making these disclosures, the Corporation has relied solely on written representations of its Directors and executive officers and copies of the reports that they have filed with the Securities and Exchange Commission.

                                 CODE OF ETHICS

         The Corporation has a Code of Conduct (Ethics) applicable to all of its directors, officers and employees, including its principal executive officer and its principal financial officer. The Corporation has not granted waivers to any director or executive officer. A copy of the Code of Conduct (Ethics) is posted on the Corporation's website and may be reviewed at www.fcza.com.

                            COMMUNICATION WITH BOARD

         There is a process for security holders to send communications to the Corporation's Board of Directors. Security holders can send communications to the Board or to a specified Director by mailing the communication to James E. McGookey, Senior Vice President and General Counsel, at 100 East Water Street, Sandusky, Ohio 44870. All such communications will be related as requested.

                        PRINCIPAL INDEPENDENT ACCOUNTANTS

         Crowe Chizek & Company LLP ("Crowe Chizek") served as the Corporation's principal independent accountants during 2003 and have been selected to serve in that capacity in 2004. The Risk Management (Audit) Committee preapproves all services to be rendered by Crowe Chizek and the fees for such services. Representatives of Crowe Chizek are expected to be present at the annual meeting. They will be available to respond to appropriate questions and may make a statement if they desire to do so.

                                   AUDIT FEES

         The aggregate fees billed by Crowe Chizek to the Corporation and its Subsidiaries during the fiscal year 2003 for auditing the Corporation's annual and quarterly financial statements were $101,050.00.

                               AUDIT-RELATED FEES

         The audit-related fees billed by Crowe Chizek to the Corporation and its Subsidiaries during the fiscal year 2003 totaled $1,000.00.

                                    TAX FEES

         The tax fees billed by Crowe Chizek to the Corporation and its Subsidiaries during the fiscal year 2003 was $16,225.00.

                                   OTHER FEES

         The aggregate fees billed by Crowe Chizek for all other services, other than those stated under the captions Audit Fees, Audit-Related Fees and Tax Fees, were $136,064.00.

         The Committee has been provided with information regarding the services provided by Crowe Chizek and has considered the compatibility of such services with maintaining the auditors' independence.

                    RISK MANAGEMENT (AUDIT) COMMITTEE REPORT

         The Corporation's Risk Management (Audit) Committee has reviewed and discussed with management the audited financial statements of the Corporation for the year ended December 31, 2003. In addition, the Committee has discussed with Crowe Chizek, the independent auditing firm for the Corporation, the matters required by Statements on Auditing Standards No. 61, Communications with Audit Committees.

         The Committee also has received the written disclosures from Crowe Chizek required by Independence Standards Board Standard No. 1, and has discussed with Crowe Chizek its independence from the Corporation.

         Based on the foregoing discussions and reviews, the Committee has recommended to the Corporation's Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

                                         Respectfully submitted,
                                         The Risk Management (Audit) Committee

                                         John L. Bacon, Chairman
                                         William F. Boose
                                         Ronald E. Dentinger
                                         Dean S. Lucal (retired as
                                         September 30, 2003)
                                         W. Patrick Murray
                                         Allen R. Nickles (added as of
                                         November 13, 2003)

            REPORT OF COMPENSATION, BENEFITS AND LIABILITY COMMITTEE

         Effective January 1, 2003, the Corporation's Compensation, Benefits and Liability Committee and the Executive Committee of The Citizens Banking Company recommended, and The Citizens Banking Company Board of Directors approved increases to the salaries paid to Mr. Voight and Mr. Miller. Each increase reflected the policies of the Committee, consideration of competitive data on compensation of other bank presidents of institutions of a similar size as provided by the Ohio Bankers Association and Crowe Chizek's compensation surveys and recognition of the Corporation's performance during 2002. In addition, within the compensation parameters approved by the Compensation, Benefits and Liability Committee, the Executive Committee of The Citizens Banking Company approved compensation increases for all other executive officers of The Citizens Banking Company. Each Board of Directors of the Subsidiary companies approved the compensation increases for executive officers of its Subsidiary.

         This report was submitted by the Compensation, Benefits and Liability Committee members who are:

Dean S. Lucal                                   W. Patrick Murray
   (Chairman)(retired as of Sept. 30, 2003)        (Castalia Representative)
   (First Citizens Banc Corp Representative)    David H. Strack
H.Lowell Hoffman, M.D.                             (retired as of Oct. 15, 2002)
   (First Citizens Banc Corp Representative)       (Castalia Representative)
Laurence A. Bettcher                            Dorothy L. Robey
   (Citizens Representative)                       (Farmers Representative)
Richard B. Fuller                               Gerald B. Wurm
   (Citizens Representative)                       (Farmers Representative)
George L. Mylander
   (Citizens Representative)

                      EXECUTIVE OFFICERS OF THE CORPORATION

         The following table sets forth the names and ages of all current executive officers of the Corporation, all executive positions and offices held with the Corporation or its Subsidiaries and terms of such positions and offices.

                NAME                     AGE                               POSITION
----------------------------------       ---      ------------------------------------------------------------------
David A. Voight                           62      Director of the Corporation since 1990
                                                  Director of The Citizens Banking Company since 1989
                                                  Director of SCC Resources, Inc. since 1993
                                                  Director of R.A. Reynolds Appraisal Service, Inc. since 1993
                                                  Director of The Farmers State Bank since 1998
                                                  Director of Mr. Money Finance Company, Inc. since 2000
                                                  Director of First Citizens Insurance Company, Inc. since 2001
                                                  Director of First Citizens Title Insurance Company, Inc. since 2001
                                                  Director of Water Street Properties, Inc. since 2003
                                                  Chairman of the Board and Chief Executive Officer of The
                                                  Citizens Banking Company since 2002
                                                  President of the Corporation from 1994 to 2002
                                                  President of The Citizens Banking Company from 1992 to 2002
                                                  Executive Vice President of The Citizens Banking Company
                                                  from 1989 to 1991
                                                  Senior Vice President of The Citizens Banking Company from
                                                  1985 to 1989

James O. Miller                           51      Director of The Citizens Banking Company since 2000
                                                  Director of Mr. Money Finance Company, Inc. from 2000 to 2004
                                                  Director of Water Street Properties, Inc. since 2003
                                                  President of The Citizens Banking Company since 2002
                                                  Executive Vice President of the Corporation since 1998
                                                  Executive Vice President of The Citizens Banking Company from
                                                  1998 to 2002
                                                  Senior Vice President/Controller of the Corporation from 1994 to 1997
                                                  Senior Vice President of The Citizens Banking Company from 1996 to 1998
                                                  Senior Vice President/Controller of The Citizens Banking
                                                  Company from 1992 to 1995
                                                  Secretary/Treasurer of SCC Resources, Inc. since 1993
                                                  Secretary/Treasurer of R.A. Reynolds Appraisal Services, Inc.
                                                  since 1998
                                                  Treasurer of R.A. Reynolds Appraisal Services, Inc. from 1993 to 1997
                                                  Secretary/Treasurer of Mr. Money Finance Company, Inc. since
                                                  2000
LeRoy C. Link                             54      Senior Vice President of the Corporation since 1998
                                                  President of SCC Resources, Inc. since 1993
                                                  Director of SCC Resources, Inc. since 1993

                NAME                     AGE                               POSITION
----------------------------------       ---      ------------------------------------------------------------------
Todd A. Michel                            39      Senior Vice President/Controller of the Corporation since 2000
                                                  Senior Vice President/Controller of The Citizens Banking
                                                  Company since 1999
                                                  Vice President/Controller of The Citizens Banking Company from
                                                  1998 to 1999
                                                  Vice President/Controller of the Corporation from 1998 to 2000
                                                  Controller of The Citizens Banking Company from 1996 to 1998
Charles C. Riesterer                      49      Senior Vice President of The Citizens Banking Company since
                                                  1998
                                                  Senior Vice President of the Corporation since 1998
                                                  Vice President of The Citizens Banking Company from 1992 to
                                                  1998
                                                  Asst. Vice President of The Citizens Banking Company from 1987 to 1991
James E. McGookey                         53      Senior Vice President and General Counsel of the Corporation
                                                  since 2002
                                                  Senior Vice President of The Citizens Banking Company since
                                                  2002
                                                  Senior Vice President of The Farmers State Bank since 2002
                                                  Director of Water Street Properties, Inc. since 2003
                                                  Director of First Citizens Insurance Company, Inc. since 2003
                                                  Director of First Citizens Title Insurance Company, Inc. since
                                                  2003
                                                  Shareholder/Attorney of Buckingham, Lucal, McGookey & Zeiher
                                                  Co., L.P.A. (law firm) handling representation of business clients including the Corporation from 2000 to 2002
                                                  Partner in Lucal & McGookey (law firm) prior to 2000
Bruce A. Bravard                          55      Senior Vice President of the Corporation since 2003
                                                  Senior Vice President of The Citizens Banking Company since
                                                  2003
                                                  President and CEO of The Castalia Banking Company from 1999 to
                                                  2002
                                                  Senior Vice President of The Castalia Banking Company from 1993
                                                  tO 1999
                                                  Vice President of The Castalia Banking Company from 1991-1992
                                                  Asst. Vice President of The Castalia Banking Company from 1987-
                                                  1991

                             EXECUTIVE COMPENSATION

         Under rules established by the Securities and Exchange Commission (the "SEC"), the Corporation is required to provide certain data and information in regard to the compensation and benefits provided to the Corporation's Chairman of the Board, President and Chief Executive Officer and, if applicable, the four other most highly compensated Executive Officers whose compensation exceeded $100,000 during the Corporation's fiscal year. The disclosure requirements, as applied to the Corporation, include the Corporation's President and The Citizens Banking Company's Chief Executive Officer, Mr. David A. Voight, the Corporation's Executive Vice-President and The Citizens Banking Company's President, Mr. James O. Miller, and the Corporation's Senior Vice President and General Counsel, Mr. James E. McGookey. No other executive officers' annual salary and bonus exceeded $100,000 in 2003.

         The following table sets forth information as to the cash compensation paid or accrued by the Corporation or the Subsidiaries during 2003:

                                                     SUMMARY COMPENSATION
------------------------------------------------------------------------------------------------------------------------------
        NAME OF INDIVIDUAL                 YEAR                  SALARY                      BONUS                  OTHER (1)
--------------------------------           ----                 --------                     -----                  ----------
Mr. Voight
                                           2003                 $206,478                      -0-                     $2,984
                                           2002                 $181,781                      -0-                     $2,291
                                           2001                 $146,212                      -0-                     $1,982

Mr. Miller (2)                             2003                 $153,831                      -0-                     $1,796
                                           2002                 $118,202                      -0-                     $1,563

Mr. McGookey (3)                           2003                 $135,615                      -0-                     $1,487

(1)      Represents contributions to the 401(k) plan.

(2) The figures with respect to Mr. Miller are being provided beginning with 2002 because this was the first year that Mr. Miller's compensation exceeded $100,000.

(3) The figures with respect to Mr. McGookey are being provided for 2003 only because this was his first full year of employment with the Corporation.

    FIRST CITIZENS BANC CORP STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN

         On April 18, 2000, the shareholders of the Corporation approved the First Citizens Banc Corp Stock Option and Stock Appreciation Rights Plan (the "Plan"), which provides for discretionary grants of incentive stock options (under Internal Revenue Code Section 422), nonqualified stock options, and stock appreciation rights to certain executive employees. The Plan is administered by the Compensation, Benefits and Liability Committee of the Corporation's Board of Directors, and provides that the exercise price of options granted hereunder shall not be less than the fair market value of the outstanding shares of the Corporation on the date the options are granted.

         The following table sets forth information as to the options granted by the Corporation to named executives during 2003:

                              OPTION GRANTS IN 2003

                                                                                                              POTENTIAL
                                                                                                              REALIZABLE VALUE AT
                                                                                                              ASSUMED ANNUAL
                                                                                                              RATES OF STOCK
                                                                                                              PRICE APPRECIATION
                                   INDIVIDUAL GRANTS                                                          FOR OPTION TERM
------------------------------------------------------------------------------------------------------      ------------------------
                            NUMBER OF          PERCENTAGE OF
                            SECURITIES         TOTAL OPTIONS          EXERCISE
                            UNDERLYING         GRANTED TO             OR BASE                                   5%             10%
           NAME             OPTIONS            EMPLOYEES IN           PRICE                                    ($)             ($)
                            GRANTED (#)        2003                   ($/SH)          EXPIRATION DATE
--------------------        -------------      -------------          ---------       -----------------       -------       --------
David A. Voight                 3,300 (1)             20.6%               35.00       April 14, 2013 or        72,637       184,077
                                                                                      termination of
                                                                                      employment
James O. Miller                 2,900 (1)             18.1%               35.00       April 14, 2013  or       63,833       161,765
                                                                                      termination of
                                                                                      employment

(1)      100% of the option may be exercised after April 15, 2006.

         The following table provides information concerning the exercise of options and fiscal year-end option value.

                       AGGREGATED OPTION EXERCISES IN 2002
                        AND FISCAL YEAR-END OPTION VALUES

                                                                            NUMBER OF SECURITIES             VALUE OF UNEXERCISABLE
                                    SHARES            VALUE         UNDERLYING UNEXERCISED OPTIONS AT       IN-THE MONEY OPTIONS AT
         NAME                     ACQUIRED ON        REALIZED                  12/31/03(#)                 12/31/03 ($) EXERCISABLE/
                                 EXERCISE (#)           ($)               EXERCISABLE/UNEXERCISABLE                UNEXERCISABLE
----------------------           ------------        --------       -----------------------------------    -------------------------
David A. Voight                       -0-               -0-                      0 / 9,500                        $0 / $48,422
James O. Miller                       -0-               -0-                      0 / 8,300                        $0 / $42,174

                 DEFINED BENEFIT PENSION PLAN OF THE CORPORATION

         The Corporation maintains a tax-qualified non-contributory defined benefit pension plan for its employees. The plan has been adopted by each Subsidiary of the Corporation. All employees who have attained age 20-1/2 and have completed at least six months of service are eligible to participate in the plan. The monthly pension benefit payable to an employee at normal retirement age (age 65) will be equal to 1.40 percent of the highest five-year average monthly compensation and multiplied by total years of service, plus 0.65 percent of average monthly compensation in excess of the Social Security covered compensation amount multiplied by years of service to a maximum of 35 years of service with the Corporation or its subsidiaries. For this purpose, an employee's final average compensation is equal to the average of the monthly compensation paid to such employee during the period of five consecutive years of service prior to retirement which results in the highest average compensation. The compensation taken into account includes all cash compensation paid. The monthly pension benefit calculated under this formula is not subject to any offset or reduction for the employee's Social Security benefit, but is subject to the annual benefit limitation established by the Internal Revenue Code.

         Employees are eligible to retire and receive monthly benefits under the pension plan at age 65. In addition, employees may elect to begin receiving reduced benefits at an earlier age if they qualify for early retirement by attaining age 55. Pension benefits will generally be paid either as joint and survivor annuities or single life annuities, provided that participating employees who obtain their spouse's consent may elect to receive their benefits in one of several other optional forms of benefit, including a lump sum distribution of the present value of the benefit.

         The following table shows the total annual pension benefit that would be payable as a life annuity with five years of payments guaranteed to an employee of the Corporation or its Subsidiaries retiring in 2003 at age 65 under the terms of the pension plan, based on specific assumptions about the employee's total years of service and the level of the employee's average compensation during his or her final years of service.

FINAL AVERAGE
   ANNUAL
COMPENSATION                                YEARS OF SERVICE
--------------   ------------------------------------------------------------------------
                   15               20              25              30               35
                 -------          ------          ------           ------          ------
$40,000            8,454          11,272          14,453           16,908          19,726
 60,000           14,604          19,472          24,340           29,208          34,076
 80,000           20,754          27,672          34,590           41,508          48,426
100,000           26,904          35,872          44,840           53,808          62,776
120,000           33,054          44,072          55,090           66,108          77,126
140,000           39,204          52,272          65,340           78,408          91,476
160,000           45,354          60,472          75,590           90,708         105,826
180,000           51,504          68,672          85,840          103,008         120,176
200,000           57,654          76,872          96,090          115,308         134,526

         As of December 31, 2003, Mr. Voight had eighteen years of service and a five year average covered compensation of $162,305 and Mr. Miller had seventeen years of service and a five year average covered compensation of $111,511.

                            DEFINED CONTRIBUTION PLAN

         The Corporation also maintains a tax-qualified defined contribution plan 401(k) for its employees. The plan has been adopted by each of the Subsidiaries of the Corporation. Effective January 1, 2002, all employees who have completed three months of service are eligible to participate in the plan. Subject to limitations established by the Internal Revenue Code, employees may defer up to 100 percent of annual compensation. The 2003 limit is $12,000; it will be increased in future years for cost of living changes. In 2003, the catch-up provision permits participants age 50 or older to increase their pre-tax salary deferral limit by $2,000. The Corporation may make a matching contribution for all participants who have elected to make salary deferral contributions. The amount of the matching contributions, if any, will be determined each plan year and announced to all participants. The amount of matching contribution for the years 2003, 2002, 2001, 2000 and 1999 was 25 percent of the salary deferred on the first 6 percent deferred. The Internal Revenue Code places a limit on the amount of salary deferred contributions and matching contributions on those employees classed as "highly compensated". Contributions and matching contributions for highly compensated employees will be limited to an amount that enables the plan to meet certain non-discrimination testing.

                       COMPENSATION AND BENEFITS COMMITTEE
                      INTERLOCKS AND INSIDER PARTICIPATION

         Mr. David A. Voight, the Corporation's President, served on the Executive Committee of The Citizens Banking Company, which recommends the salary of the President to the Board of Directors of Citizens. Mr. Voight, in serving on the Executive Committee and the Board of Directors, did not participate in discussions or decision-making relative to his own compensation.

                               PERFORMANCE REPORT

         The following is a graph comparing the Corporation's cumulative total shareholder returns with the performance of the SNL Bank Index (US Companies), the NASDAQ Bank Stock Index, and the Standard & Poor's 500 Index:

                              [PERFORMANCE GRAPH]

                                       1998     1999       2000      2001       2002       2003
                                       ----     ----       ----      ----       ----       ----
FCZA                                   100      124.61     90.05    109.47     121.16    151.21
Standard & Poor's 500 Index            100      122.23    110.11    101.10      81.04     90.46
Nasdaq Bank Index                      100       94.28    112.82    123.33     131.57    172.09
SNL Bank Index                         100       94.74    109.07    107.76      95.33    124.79




                             PRINCIPAL SHAREHOLDERS

         To the Corporation's knowledge, except as noted below, no person or entity owns beneficially, directly or indirectly, five percent (5%) or more of the Corporation's common stock as of December 31, 2003:

  NAME AND ADDRESS OF     AMOUNT AND NATURE OF                 PERCENT
   BENEFICIAL OWNER       BENEFICIAL OWNERSHIP                 OF CLASS
   ----------------       --------------------                 --------
George L. Mylander          379,183 shares                       7.57 %
 155 Sunset Drive
 Sandusky, Ohio

                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Any proposal that a shareholder wishes to have included in the proxy materials relating to the annual meeting to be held in 2005 must be received by the Secretary of the Corporation no later than November 18, 2004. If a shareholder proposal is received after February 1, 2005, the Corporation may vote in its discretion on that proposal all of the common shares for which it has received proxies for the 2005 annual meeting. Any shareholder that intends to submit a proposal other than for inclusion in the proxy materials must deliver such proposal to the Secretary of the Corporation not later than February 18, 2005 (or 15 days after the date of notice or public disclosure if the Corporation provides less than 75 days notice of the meeting), or such proposal will be considered untimely. Proposals by shareholders intended to be presented at the 2005 annual meeting should be mailed or delivered to First Citizens Banc Corp, 100 East Water Street, Sandusky, Ohio 44870, Attention: Secretary.

                                  OTHER MATTERS

         The Board of Directors knows of no other business to be presented at the meeting. If, however, any other business should properly come before the meeting, or any adjournment thereof, it is intended that the proxy will be voted with respect thereto according to the best judgment of the persons named in the proxy.

                                  ANNUAL REPORT

         The Corporation's Annual Report is not intended to be a part of this Proxy Statement. The Corporation's Annual Report, a consolidation of the report of operations of the Corporation and Annual Report on Form 10-K (as required under the terms of the Securities Exchange Act of 1934), for the calendar year 2003 will be presented at the annual meeting, and a copy has been mailed to shareholders with this Proxy Statement. Additional copies of such Corporation's Annual Report are available to shareholders without charge upon request to James
O. Miller, Executive Vice President, First Citizens Banc Corp, 100 East Water Street, Sandusky, Ohio 44870.

                                              By Order of the Board of Directors

                                                    Donna J. Dalferro, Secretary
                                                        First Citizens Banc Corp

                                                                      APPENDIX A

                            FIRST CITIZENS BANC CORP
                         RISK MANAGEMENT (AUDIT) CHARTER

                        RISK MANAGEMENT (AUDIT) COMMITTEE

I.       PURPOSE

         The primary function of the Risk Management (Audit) Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Risk Management (Audit) Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Risk Management (Audit) Committee's primary duties and responsibilities are to:

         - Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

         - Review and appraise the audit efforts of the Corporation's independent accountants and the Risk Management (Audit) Department.

         - Provide an open avenue of communication among the independent accountants, financial and senior management, the Risk Management (Audit) Department, and the Board of Directors.

         The Risk Management (Audit) Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV below.

II.      COMPOSITION

         The Risk Management (Audit) Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Rick Management (Audit) Committee. All members of the Risk Management (Audit) Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Risk Management (Audit) Committee shall have accounting or related financial management expertise and shall be an "audit committee financial expert" as determined by the Board in accordance with Securities and Exchange Commission rules. Risk Management (Audit) Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

         The members of the Risk Management (Audit) Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Risk Management (Audit) Committee may designate a Chair by majority vote of the full Risk Management (Audit) Committee membership.

III.     MEETINGS

         The Risk Management (Audit) Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Risk Management (Audit) Committee should meet at least annually with management, the Risk Manager of the Risk Management (Audit) Department and the independent accountants in separate executive sessions to discuss any matters that the Risk Management (Audit) Committee or any of these groups believes should be discussed privately. In addition, the Risk Management (Audit) Committee (or at least its Chair) should meet with the independent accountants and management quarterly to review the Corporation's financial statements consistent with Section IV.4 below.

IV.      RESPONSIBILITIES AND DUTIES

       To fulfill its responsibilities and duties, the Risk Management (Audit) Committee shall:

Documents/Reports Review

         1. Review and update this Charter periodically (but at least annually) as conditions dictate.

         2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body or the public, including any certification, report, opinion, or review rendered by the independent accountants.

         3. Review the regular internal reports to management prepared by the Risk Management (Audit) Department and management's responses.

         4. Review with management and the independent accountants each Form 10-Q prior to its filing or prior to the release of earnings. The Chair of the Risk Management (Audit) Committee may represent the entire Risk Management (Audit) Committee for purposes of this review.

Independent Accountants

         5. Select the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Risk Management (Audit) Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

         6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

         7. Establish procedures for the engagement of the independent accountants to provide any permissible non-audit services, which shall include pre-approval of all permissible non-audit services to be provided by the independent accountants.

Financial Reporting Processes

         8. In consultation with the independent accountants and the Risk Management (Audit) Department, review the integrity of the Corporation's financial reporting processes, both internal and external.

         9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

         10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the Risk Management (Audit) Department.

Process Improvement

         11. Establish regular and separate systems of reporting to the Risk Management (Audit) Committee by each of management, the independent accountants and the Risk Management (Audit) Department regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

         12. Following completion of the annual audit, review separately with each of management, the independent accountants and the Risk Management (Audit) Department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         13. Review any significant disagreement between or among management and the independent accountants or the Risk Management (Audit) Department in connection with the preparation of the financial statements, attempt to negotiate a resolution of any such disagreement, and, if any significant disagreement is not so resolved, report and make appropriate recommendations to the Board or its Executive Committee.

         14. Review with the independent accountants, the Risk Management (Audit) Department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Risk Management (Audit) Committee, have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Risk Management (Audit) Committee.

         15. In the event that the arrangement for any outsourced internal audit is terminated, determine whether such audit should be performed by the Risk Management (Audit) Department or outsourced, and arrange for the performance of such audit, as appropriate.

Accounting, Internal Control or Auditing Complaints

         16. Establish procedures for the receipt, retention and handling of complaints received by the Corporation regarding accounting, internal control, and auditing matters and the confidential, anonymous submission by employees of the Corporation of concerns regarding accounting and auditing matters in accordance with an "Accounting Concerns (Whistleblower)" policy for the Corporation.

 V.      AUTHORITY

         1. The Risk Management (Audit) Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it determines are appropriate to assist it in the performance of its functions and shall receive appropriate funding, as determined by the Committee, for the payment of compensation to any such advisors.

         2. The Risk Management (Audit) Committee may delegate to a subcommittee of its members (including alternatives) any of its functions, duties and authorities, on such terms and conditions and with such limitations (if any) as the Committee deems appropriate.

                       RISK MANAGEMENT (AUDIT) DEPARTMENT

I. PURPOSE

         The primary responsibilities of our Risk Management (Audit) Department are to develop an internal audit and compliance audit program and adequately identify, measure, monitor, and implement controls that apply to the risks facing the corporation including, but not limited to, credit, market, liquidity, operational, legal, and reputation risk. The department will periodically examine the records of every corporate function to insure that:

         -        generally accepted accounting practices are being followed;

         - internal controls and safeguards are adequate, effective, and efficient;

         -        regulatory and legal requirements are being complied with;

         -        Corporate policies and procedures are being followed; and

         - management and the Risk Management (Audit) Committee are provided with an independent evaluation of ongoing operations.

         The Risk Management (Audit) Department in conjunction with external firm(s) will evaluate the six categories of risk identified by the examiners that are listed below in detail.

Credit Risk - which arises from the potential that a borrower or counter-party will fail to perform on an obligation.

Market Risk - is the risk to a financial institution's condition resulting from adverse movements in market rates or prices, such as interest rates, foreign exchange rates, or equity prices.

Liquidity Risk - is the potential that an institution will be unable to meet its obligations as they come due because of an inability to liquidate assets or obtain adequate funding (referred to as "funding liquidity risk") or that it cannot easily unwind or offset specific exposures without significantly lowering market prices because of inadequate market depth or market disruptions ("market liquidity risk").

Operational Risk - which arises from the potential that inadequate information systems, operational problems, breaches in internal controls, fraud, or unforeseen catastrophes will result in unexpected losses.

Legal Risk - which arises from the potential that unenforceable contracts, lawsuits, or adverse judgements can disrupt or otherwise negatively affect the operations or condition of a financial institution.

Reputation Risk - is the potential that negative publicity regarding the institutions' business practices, whether true or not, will cause a decline in the customer base, costly litigation, or revenue reductions.

II. AUTHORITY

         The Risk Management (Audit) Department's authority is derived directly from the Board of Directors. The Board has also appointed the independent accountants to assist the Risk Management (Audit) Department in a manner consistent with maintaining their independence. They are used as consultants and provide guidance. The Risk Management (Audit) Department reports functionally to the Board's Risk Management (Audit) Committee and administratively to the Executive Vice President of the Corporation.

III. OVERALL RESPONSIBILITIES

         The Risk Management (Audit) Department is intended to be independent from the normal operations of the Corporation.

         A. The risk manager of the Risk Management (Audit) Department ("Risk Manager") is responsible for developing an internal audit and compliance audit program for the Corporation. The program will be subject to periodic review by the Risk Management (Audit) Committee.

         B. The Risk Management (Audit) Department is authorized to perform internal and compliance audits and examinations of all the books, records, properties, securities, and accounting procedures relating to the Corporation and fiduciary activities at any time deemed appropriate.

         C. The Risk Management (Audit) Department shall develop and document its procedures for risk assessment and shall periodically (at least annually) review those procedures.

         D. The Risk Management (Audit) Department will make recommendations to corporate management from time to time regarding:

                           1.       Internal controls and safeguards;

                           2.       Each Subsidiary's accounting system;

                           3.       Regulatory and legal compliance;

                           4. Changes to any Subsidiary's policy and procedures manual.

                  Management is required to respond in writing to audit findings and recommendations within two weeks of receiving a report, and to take appropriate corrective actions. The response should include the projected timeframe for the corrective action of any noted exceptions that were not addressed in the exit interview. Corporate management is responsible for designing, implementing, and maintaining corporate accounting systems, internal controls, and policy and procedures in accordance with the recommendations. The Risk Manager advises corporate management as to whether the corrective actions are adequate, efficient, and effective, and whether or not the staff is following them.

         E. The Risk Manager will distribute reports to the Risk Management (Audit) Committee and will meet with the Risk Management (Audit) Committee FOUR times a year, (March, May, August, & November). The March meeting will include a review of the previous calendars year-end and the approval of the consolidated financial statements for inclusion in the Form 10-K. The remainder of the meetings will include a review of the quarterly reports on Form 10-Q prior to its filing.

         F. The Risk Management (Audit) Department has authority to have access to all organizational personnel records, reports, and minutes when necessary to a particular audit function.

         G. The Risk Management (Audit) Department specifically does not have the authority to initiate or approve accounting transactions of any nature, nor does the Risk Management (Audit) Department administer or supervise any corporate operational functions. Activities of these types are fundamentally inconsistent with the nature of the department's function.

         H. The Risk Management (Audit) Department is subject to measurement of the departments' effectiveness and efficiency by the Risk Management (Audit) Committee.

         I. The Risk Manager will investigate internal fraud, known or suspected, to determine cause and recommend appropriate action.

         J. The Risk Management (Audit) Department is available for advice and opinions concerning internal control procedures. In this regard, the Risk Management (Audit) Department cannot participate in the decision-making process or in the implementing of the decision. The Risk Management (Audit) Department is to act as an advisor only; any other responsibilities would compromise the independence of future audits. Specifically, the Risk Management (Audit) Department cannot control nor have any authority over the personnel or departments being audited.

         K. The Risk Manager must monitor the internal audit and compliance audit program to ensure education and training are kept current.

IV. REPLIES TO AUDIT REPORTS

         The Risk Management (Audit) Committee requires a written response to all findings within two weeks of receiving an audit report. The reply will address corrective action taken or to be taken with regard to all recommendations, or if not in agreement with a recommendation, the justification for the difference of opinion. In addition, the response will include the projected timeframes for the implementation of corrective action.

V. ANNUAL RESPONSIBILITIES

         On an annual basis the Risk Manager will evaluate each area and perform a risk analysis. Using the information obtained in the analysis, the audit schedule will be prepared and presented to the Risk Management (Audit) Committee.

                        [FIRST CITIZENS BANC CORP LOGO]
                                 Sandusky, Ohio
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                    PLEASE COMPLETE, DATE, SIGN AND MAIL THE
          DETACHED PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

   YOU CAN VOTE IN ONE OF THREE WAYS: 1) BY MAIL, 2) BY PHONE, 3) BY INTERNET.
              See the reverse side of this sheet for instructions.
               IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET,
                       COMPLETE BOTH SIDES OF PROXY CARD,
                 DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:

                           Illinois Stock Transfer Co.
                      209 West Jackson Boulevard, Suite 903
                             Chicago, Illinois 60606

                             DETACH PROXY CARD HERE

The aforesaid proxies are hereby authorized to vote at their discretion on any other matter that may properly come before the annual meeting. An executed proxy may be revoked at any time prior to its exercise by submitting another proxy with a later date, by appearing in person at the special meeting and advising the Secretary of the shareholder's intent to vote the share(s) or by sending a written, signed and dated revocation that clearly identifies the proxy being revoked to the principal executive offices of First Citizens at 100 East Water Street, Sandusky, Ohio 44870, Attention: Donna J. Dalferro, Secretary. A revocation may be in any written form validly signed by the record holder so long as it clearly states that the proxy previously given is no longer effective.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Annual Meeting of the undersigned's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the undersigned.

The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of a Notice of Annual Meeting, the Corporation's Proxy Statement for the Annual Meeting and an Annual Report for the 2003 fiscal year.

                                             Signature _________________________
                                             Signature _________________________
                                             Date _______________________ , 2004

         Please sign exactly as your name appears above. When signing as attorney, executor, administrator, trustee or guardian or on behalf of a corporation, partnership or other legal entity, please give your full title. If shares are held jointly, each holder should sign.

                                    IMPORTANT

THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED, POSTAGE-PRE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                 TO VOTE BY MAIL

         To vote by mail, complete both sides, sign and date the proxy card below. Detach the card below and return it in the envelope provided.

                              TO VOTE BY TELEPHONE

Your telephone vote is quick, confidential and immediate. Just follow these easy steps:

         1.       Read the accompanying Proxy Statement.

         2. Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.

         3. When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy card below.

Please note that all votes cast by telephone must be submitted prior to 1:00 A.M. Eastern Time, April 16, 2004.

Your Telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

     IF YOU VOTE BY TELEPHONE PLEASE DO NOT RETURN YOUR PROXY CARD BY MAIL.

                              TO VOTE BY INTERNET

Your internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps:

         1.       Read the accompanying Proxy Statement.

         2.       Visit our Internet voting Site at
                  http://www.eproxyvote.com/ist-fcicm/ and follow the instruction on the screen.

         3. When prompted for your Voter Control Number, enter the number printed just above your name on the front of the proxy card.

Please note that all votes cast by Internet must be submitted prior to 1:00 A.M. Eastern Time, April 16, 2004.

Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

THIS IS A "SECURED" WEB PAGE SITE. YOUR SOFTWARE AND/OR INTERNET PROVIDER MUST BE "ENABLED" TO ACCESS THIS SITE. PLEASE CALL YOUR SOFTWARE OR INTERNET PROVIDER FOR FURTHER INFORMATION.

     IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD BY MAIL.

FIRST CITIZENS BANC CORP OF SANDUSKY, OHIO PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND UNLESS OTHERWISE MARKED WILL BE VOTED FOR ALL PROPOSALS.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder(s) of First Citizens Banc Corp (hereinafter called "Corporation"), of Sandusky Ohio, hereby constitute(s) Robert L. Bordner, Richard B. Fuller and Leslie D. Stoneham, or each of them, proxies and attorneys of the undersigned, with full power of substitution and revocation, for and in the name of the undersigned, to attend the Seventeenth Annual Meeting of said Corporation to be held April 20, 2004, at 2:00 P.M. E.D.T. and any adjournments thereof, and thereat to vote, including the right to vote cumulatively at their discretion, as specified below:

         1. On the election of four (4) Directors (Class I) to serve for terms of three (3) years or until their successors are elected and qualified:

                  [ ] FOR all nominees listed below (Except, to withhold authority to vote for any individual nominee, write that nominee's name on the space marked "Exceptions" provided below.)*

                  [ ] WITHHOLD AUTHORITY to vote for all nominees listed below,

                  CLASS I 01 John L. Bacon 02 Allen R. Nickles 03 Leslie D. Stoneham 04 David A. Voight

                  * Exceptions:___________________________________________

         2. To consider and act upon any other matter which may properly be brought before the meeting or any adjournment thereof.

The Board of Directors recommends that shareholders vote "FOR" the nominees listed above. IF NO SPECIFIED VOTE IS GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF SAID PROPOSALS. If any other business is presented at said meeting, the proxy shall be voted in accordance with the best judgment of the proxies appointed hereby. All shares represented by properly executed proxies will be voted as directed. This proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise by either written notice or notice in person at the meeting, or by a subsequently dated proxy.

                                                (to be signed on the other side)